                                                                  EX-99.906CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Institutional Funds (the "Registrant"), certify that:

    1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2007 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 6, 2008

                                                  /s/ Lloyd A. Wennlund
                                                  ------------------------------
                                                  Lloyd A. Wennlund, President
                                                  (Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

                                                                  EX-99.906CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Randal Rein, Assistant Treasurer/Chief Financial and Accounting Officer of Northern Institutional Funds (the "Registrant"), certify that:

    1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2007 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 6, 2008

                                                  /s/ Randal Rein
                                                  ------------------------------
                                                  Randal Rein, Assistant
                                                  Treasurer
                                                  (Acting Chief Financial and
                                                  Accounting Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.